SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2000


                                    CITICORP

               (Exact name of registrant as specified in charter)



         DELAWARE                      1-5738                  06-1515595
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


399 PARK AVENUE, NEW YORK, NEW YORK                             10043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 559-1000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------

Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and twelve-month periods ended December 31, 1999 and December 31, 1998. Citigroup Inc., the parent company of Citicorp, filed a Current Report on Form 8-K dated January 18, 2000. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME              CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of
    Dollars)                            Fourth Quarter          Full Year
                                       ----------------      ----------------
                                        1999      1998         1999     1998
                                       ----------------      ----------------
INTEREST REVENUE
Loans, including Fees                  $5,828   $5,999      $22,927  $22,545
Deposits with Banks                       240      258        1,002    1,070
Federal Funds Sold and Securities
  Purchased Under Resale Agreements        85      135          402      738
Securities, including Dividends           798    1,008        3,670    3,028
Trading Account Assets                    175      172          692    1,059
Loans Held For Sale                       115      140          549      533
                                       ---------------      -----------------
                                        7,241    7,712       29,242   28,973
                                       ---------------      -----------------

INTEREST EXPENSE
Deposits                                2,654    3,120       10,775   11,511
Trading Account Liabilities                23       26           88      269
Purchased Funds and Other Borrowings      416      549        1,984    2,146
Long-Term Debt                            452      449        1,853    1,745
                                       ---------------      -----------------
                                        3,545    4,144       14,700   15,671
                                       ---------------      -----------------

NET INTEREST REVENUE                    3,696    3,568       14,542   13,302
                                       ---------------      -----------------

PROVISION FOR CREDIT LOSSES               686      680        2,837    2,751
                                       ---------------      -----------------

NET INTEREST REVENUE AFTER
  PROVISION FOR CREDIT LOSSES           3,010    2,888       11,705   10,551
                                       ---------------      -----------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                    2,121    1,738        7,547    6,457
Foreign Exchange                          355      340        1,569    1,628
Trading Account                           194       90          888      265
Securities Transactions                   130       39          332      524
Other Revenue                             685      577        3,270    2,502
                                       ---------------      -----------------
                                        3,485    2,784       13,606   11,376
                                       ---------------      -----------------

OPERATING EXPENSE
Salaries                                1,583    1,586        6,270    6,028
Employee Benefits                         381      353        1,333    1,403
                                       ---------------      -----------------
  Total Employee Expense                1,964    1,939        7,603    7,431
Net Premises and Equipment Expense        649      604        2,505    2,207
Restructuring/Merger Items                (25)   1,011          154    1,011
Other Expense                           1,807    1,836        6,756    6,362
                                       ---------------      -----------------
                                        4,395    5,390       17,018   17,011
                                       ---------------      -----------------

INCOME BEFORE TAXES                     2,100      282        8,293    4,916
Income Taxes                              773       84        3,098    1,820
                                       ---------------      -----------------
NET INCOME                             $1,327   $  198      $ 5,195  $ 3,096
                                       ---------------      -----------------
                                       ---------------      -----------------


(a) The 1999 fourth quarter includes a charge of $82 million, a credit for the reversal of prior charges of $120 million, and accelerated depreciation of $13 million. The 1999 full year includes a charge of $131 million, credits for the reversal of prior charges of $157 million, and $180 million of accelerated depreciation. The 1998 periods include a restructuring charge of $1,008 million and merger-related expenses of $41 million, and a credit for the reversal of prior charges of $38 million.

On August 4, 1999, CitiFinancial Credit Company (formerly Commercial Credit Company) ("CCC"), an indirect wholly-owned subsidiary of Citigroup Inc., was contributed to and became a subsidiary of Citicorp Banking Corporation, a wholly-owned subsidiary of Citicorp. In connection with the restructuring of CCC, Citicorp issued a guarantee of all outstanding long-term debt ($6.05 billion) and commercial paper ($3.75 billion) of CCC. Following the restructuring, CCC ceased issuing commercial paper. In addition, Citicorp guaranteed the obligations of CCC under its committed and available five-year revolving credit facilities under which no borrowings are currently outstanding. Under these facilities, which expire in 2002, CCC can borrow up to $3.4 billion. All balances have been restated to reflect this transaction.

                                              SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CITICORP
                                         (Registrant)


                                         By:/s/ Roger W. Trupin
                                            ---------------------
                                            Roger W. Trupin
                                            Vice President
                                            and Controller


Dated:  January 20, 2000